Exhibit 99.1
For immediate release
October 22, 2008
INVESTOR CONTACT
Myrna Vance, 214.932.6646
myrna.vance@texascapitalbank.com
TEXAS CAPITAL BANCSHARES ANNOUNCES OPERATING RESULTS FOR Q3 2008
DALLAS — October 22, 2008 — Texas Capital Bancshares, Inc. (NASDAQ: TCBI), the parent company of Texas Capital Bank, announced earnings and operating results for the third quarter of 2008.
•	Net income of $7.6 million, a decrease of 14%

•	EPS of $0.27, a decrease of 18% for the quarter

•	Loans held for investment grew 17%

•	Total deposits grew 3%
“We are pleased with our results for the third quarter of 2008, especially in light of difficult market conditions,” said George Jones, President and CEO.  “They are consistent with the disclosures made in early September during our capital raise.  With that additional capital, we are well-positioned to take advantage of the opportunities to extend the reach of Texas Capital in our markets with the addition of quality people and relationships.”
FINANCIAL SUMMARY
(dollars and shares in thousands)

			%
	Q3 2008	Q3 2007	Change
QUARTERLY OPERATING RESULTS
Net Income(1)	$7,565	$8,844	(14)%
Diluted EPS(1)	$.27	$.33	(18)%
ROA(1)	.65%	.88%
ROE(1)	9.12%	12.73%
Diluted Shares	27,793	26,767

BALANCE SHEET
Total Assets(1)	$4,742,043	$4,077,290	16%
Demand Deposits	561,227	471,109	19%
Total Deposits	3,388,963	3,295,707	3%
Loans Held for Investment	3,840,172	3,296,039	17%
Total Loans(1)	4,183,174	3,414,260	23%
Stockholders’ Equity	380,858	284,209	34%

(1)	From continuing operations

DETAILED FINANCIALS
Texas Capital Bancshares, Inc. reported net income from continuing operations of $7.6 million for the third quarter of 2008 compared to $8.8 million for the third quarter of 2007. On a fully diluted basis, earnings per share from continuing operations were $.27 for the three months ended September 30, 2008, compared to $.33 for the same quarter last year. Results of discontinued operations were net losses of $252,000 and $602,000 for the third quarters 2008 and 2007, respectively. The discussion below relates only to continuing operations.
Return on average equity was 9.12 percent and return on average assets was .65 percent for the third quarter of 2008, compared to 12.73 and .88 percent, respectively, for the third quarter of 2007.
Net interest income was $38.3 million for the third quarter of 2008, compared to $36.5 million for the third quarter of 2007. The increase was due to an increase in average earning assets of $626.5 million over levels reported in the third quarter of 2007. The increase in average earning assets included a $585.8 million increase in average loans held for investment and an increase of $138.1 million in average loans held for sale, offset by a decrease of $91.7 million in average securities. The net interest margin in the third quarter of 2008 was 3.47 percent, a 38 basis point decrease from the third quarter of 2007 and with an 18 basis point decrease from the second quarter of 2008 due to growth, asset sensitivity, and the impact of the increase in nonaccrual loans.
Average total deposits increased by $234.2 million from the third quarter of 2007 and increased by $294.6 million from the second quarter of 2008. For the same periods, the average balance of demand deposits increased by $98.3 million or 21 percent to $567.9 million from $469.6 million and increased $54.6 million, or 11 percent, from the second quarter of 2008.
In the third quarter of 2008, net charge-offs were $1.5 million, compared to net charge-offs of $59,000 in the third quarter of 2007 and net charge-offs of $3.6 million in the second quarter of 2008. Non-accrual loans were $46.6 million or 1.21 percent of loans at the end of the third quarter of 2008, compared to $8.7 million, or .26 percent of loans at the end of third quarter of 2007, and $16.8 million, or .45 percent of loans at the end of the second quarter of 2008. Loans 90 days past due and still accruing were $3.0 million at the end of the third quarter of 2008 compared to $4.4 million at the end of the third quarter of 2007, and $16.8 million at the end of the second quarter of 2008. At September 30, 2008, the $3.0 million of past due loans included $2.1 million in premium finance loans. At September 30, 2008, total other real estate owned was $5.8 million compared to $501,000 at the end of the third quarter of 2007, and $5.6 million at the end of the second quarter of 2008. The Company recorded a $4.0 million provision for loan losses in the third quarter of 2008, compared to $2.0 million in the third quarter of 2007 and $8.0 million in the second quarter of 2008. The increase in the third quarter provision resulted in an increase in the reserve to 1.07 percent of loans held for investment as compared to .79 percent at September 30, 2007, and 1.04 percent at the end of the second quarter of 2008. The increase in the provision was due primarily to the effect of the increase in NPAs. In management’s opinion, the reserve is adequate and is derived from consistent application of the methodology for establishing the adequacy of reserves for Texas Capital Bank’s loan portfolio.
Non-interest income for the third quarter of 2008 remained consistent, as compared to the third quarter of 2007, at $4.9 million. Brokered loan fees increased $572,000 from the third quarter of 2007 related to growth in mortgage warehouse, offset by a $603,000 decrease in other non-interest income for the same period, which is primarily related to a

$1.0 million charge associated with a customer fraud on a specific group of mortgage loans.
Non-interest expense for the third quarter of 2008 increased $1.8 million, or 7 percent, to $27.7 million from $25.9 million in the third quarter of 2007. The increase is primarily related to a $785,000 increase in salaries and employee benefits, which was primarily due to general business growth and $539,000 increase in legal and professional, which is also due to general business growth, increase in nonperforming assets, and continued regulatory and compliance costs.
ABOUT TEXAS CAPITAL BANCSHARES, INC.
Texas Capital Bancshares, Inc. (NASDAQ: TCBI) is the parent company of Texas Capital Bank, a commercial bank that delivers highly personalized financial services to businesses and private clients. Headquartered in Dallas, the Bank has full-service locations in Austin, Dallas, Fort Worth, Houston and San Antonio.
This release contains forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares’ control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Form 10-K and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

TEXAS CAPITAL BANCSHARES, INC.
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
(Dollars in thousands except per share data)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2008	2008	2008	2007	2007

CONSOLIDATED STATEMENT OF OPERATIONS
Interest income	$62,240	$61,008	$66,809	$74,018	$76,140
Interest expense	23,974	22,848	30,210	36,487	39,609

Net interest income	38,266	38,160	36,599	37,531	36,531
Provision for loan losses	4,000	8,000	3,750	9,300	2,000

Net interest income after provision for loan losses	34,266	30,160	32,849	28,231	34,531
Non-interest income	4,885	5,952	5,683	4,880	4,875
Non-interest expense	27,675	27,256	26,277	23,206	25,894

Income from continuing operations before income taxes	11,476	8,856	12,255	9,905	13,512
Income tax expense	3,911	3,056	4,225	3,367	4,668

Income from continuing operations	7,565	5,800	8,030	6,538	8,844
Loss from discontinued operations (after-tax)	(252)	(116)	(148)	(1,185)	(602)

Net income	$7,313	$5,684	$7,882	$5,353	$8,242

Diluted EPS from continuing operations	$.27	$.22	$.30	$.24	$.33
Diluted EPS	$.26	$.21	$.30	$.20	$.31

Diluted shares	27,792,938	26,805,358	26,527,904	26,790,685	26,766,788

CONSOLIDATED BALANCE SHEET DATA(1)
Total assets	$4,742,043	$4,662,507	$4,351,514	$4,286,718	$4,077,290
Loans held for investment	3,840,172	3,704,262	3,493,631	3,462,608	3,296,039
Loans held for sale	343,002	328,838	239,860	174,166	118,221
Securities	365,145	390,223	425,513	440,119	461,064
Demand deposits	561,227	610,629	503,554	529,334	471,109
Total deposits	3,388,963	3,593,077	3,155,313	3,066,377	3,295,707
Other borrowings	835,025	621,127	751,482	783,851	358,510
Long-term debt	113,406	113,406	113,406	113,406	113,406
Stockholders’ equity	380,858	314,917	312,016	295,138	284,209

End of period shares	30,844,202	26,780,386	26,631,763	26,389,548	26,243,149
Book value (excluding securities gains/losses)	$12.33	$11.80	$11.55	$11.22	$11.00
Tangible book value	$12.10	$11.47	$11.42	$10.89	$10.53

SELECTED FINANCIAL RATIOS
From continuing operations
Net interest margin	3.47%	3.65%	3.65%	3.85%	3.85%
Return on average assets	.65%	.53%	.76%	.63%	.88%
Return on average equity	9.12%	7.40%	10.64%	8.88%	12.73%
Non-interest income to earning assets	.44%	.57%	.56%	.50%	.51%
Efficiency ratio	64.1%	61.8%	62.1%	54.7%	62.5%
Non-interest expense to earning assets	2.49%	2.59%	2.61%	2.37%	2.71%
From consolidated
Net interest margin	3.47%	3.65%	3.65%	3.85%	3.85%
Return on average assets	.63%	.52%	.74%	.52%	.82%
Return on average equity	8.81%	7.25%	10.45%	7.27%	11.86%

Tier 1 capital ratio	10.5%	9.3%	9.7%	9.4%	9.6%
Total capital ratio	11.4%	10.3%	10.8%	10.6%	10.7%
Tier 1 leverage ratio	10.5%	9.3%	9.4%	9.4%	9.4%

(1)	From continuing operations

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Dollars in thousands)

	September 30,	September 30,	%
	2008	2007	Change

Assets
Cash and due from banks	$64,738	$75,724	(15)%
Federal funds sold	3,050	—	100%
Securities, available-for-sale	365,145	461,064	(21)%
Loans held for sale	343,002	118,221	190%
Loans held for sale from discontinued operations	648	863	(25)%
Loans held for investment (net of unearned income)	3,840,172	3,296,039	17%
Less: Allowance for loan losses	40,998	26,003	58%

Loans held for investment, net	3,799,174	3,270,036	16%
Premises and equipment, net	26,683	42,224	(37)%
Accrued interest receivable and other assets	132,522	102,130	30%
Goodwill and intangibles, net	7,729	7,891	(2)%

Total assets	$4,742,691	$4,078,153	16%

Liabilities and Stockholders’ Equity
Liabilities:
Deposits:
Non-interest bearing	$561,227	$471,109	19%
Interest bearing	2,143,944	1,788,809	20%
Interest bearing in foreign branches	683,792	1,035,789	(34)%

Total deposits	3,388,963	3,295,707	3%

Accrued interest payable	5,508	7,312	(25)%
Other liabilities	18,931	19,009	N/M
Federal funds purchased	240,405	216,744	11%
Repurchase agreements	42,032	7,820	437%
Other borrowings	552,588	133,946	313%
Trust preferred subordinated debentures	113,406	113,406	N/M

Total liabilities	4,361,833	3,793,944	15%

Stockholders’ equity:
Common stock, $.01 par value:
Authorized shares — 100,000,000
Issued shares — 30,844,202 and 26,243,149 at September 30, 2008 and 2007, respectively	308	263
Additional paid-in capital	253,599	188,265
Retained earnings	126,464	100,232
Treasury stock (shares at cost: 84,691 and 84,691 at September 30, 2008 and 2007, respectively)	(581)	(581)
Deferred compensation	573	573
Accumulated other comprehensive income (loss)	495	(4,543)

Total stockholders’ equity	380,858	284,209	34%

Total liabilities and stockholders’ equity	$4,742,691	$4,078,153	16%

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share data)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2008	2007	2008	2007

Interest income
Interest and fees on loans	$57,909	$70,719	$176,195	$198,419
Securities	4,281	5,395	13,691	16,784
Federal funds sold	40	12	141	27
Deposits in other banks	10	14	30	44

Total interest income	62,240	76,140	190,057	215,274
Interest expense
Deposits	18,338	32,690	56,777	93,311
Federal funds purchased	2,273	3,554	7,186	9,474
Repurchase agreements	86	175	462	839
Other borrowings	1,791	1,102	7,770	3,231
Trust preferred subordinated debentures	1,486	2,088	4,837	6,198

Total interest expense	23,974	39,609	77,032	113,053

Net interest income	38,266	36,531	113,025	102,221
Provision for loan losses	4,000	2,000	15,750	4,700

Net interest income after provision for loan losses	34,266	34,531	97,275	97,521
Non-interest income
Service charges on deposit accounts	1,161	1,089	3,566	2,935
Trust fee income	1,234	1,182	3,656	3,453
Bank owned life insurance (BOLI) income	299	288	925	887
Brokered loan fees	1,024	452	2,168	1,505
Equipment rental income	1,487	1,581	4,513	4,533
Other	(320)	283	1,692	2,434

Total non-interest income	4,885	4,875	16,520	15,747
Non-interest expense
Salaries and employee benefits	16,039	15,254	46,750	44,573
Net occupancy expense	2,300	2,194	7,097	6,269
Leased equipment depreciation	1,153	1,311	3,525	3,722
Marketing	521	669	1,847	2,154
Legal and professional	2,338	1,799	6,829	5,202
Communications and data processing	804	849	2,428	2,519
Other	4,520	3,818	12,732	10,961

Total non-interest expense	27,675	25,894	81,208	75,400

Income from continuing operations before income taxes	11,476	13,512	32,587	37,868
Income tax expense	3,911	4,668	11,192	13,053

Income from continuing operations	7,565	8,844	21,395	24,815
Loss from discontinued operations (after-tax)	(252)	(602)	(516)	(746)

Net income	$7,313	$8,242	$20,879	$24,069

Basic earnings per share:
Income from continuing operations	$.27	$.34	$.79	$.95
Net income	$.26	$.31	$.77	$.92

Diluted earnings per share:
Income from continuing operations	$.27	$.33	$.79	$.93
Net income	$.26	$.31	$.77	$.90

TEXAS CAPITAL BANCSHARES, INC.
SUMMARY OF LOAN LOSS EXPERIENCE
(Dollars in thousands)

	3rd Quarter		2nd Quarter		1st Quarter		4th Quarter		3rd Quarter
	2008		2008		2008		2007		2007

Beginning balance	$38,460		$34,021		$32,821		$26,003		$24,062
Loans charged-off:
Commercial	592		3,165		3,086		2,189		100
Real estate — construction	553		118		—		313		—
Real estate — permanent	267		464		5		—		—
Consumer	129		—		—		—		45
Leases	—		—		29		13		10

Total	1,541		3,747		3,120		2,515		155
Recoveries:
Commercial	27		165		524		17		72
Consumer	13		—		—		1		1
Leases	12		21		46		15		23
Real estate — permanent	27		—		—		—		—

Total recoveries	79		186		570		33		96

Net charge-offs	1,462		3,561		2,550		2,482		59
Provision for loan losses	4,000		8,000		3,750		9,300		2,000

Ending balance	$40,998		$38,460		$34,021		$32,821		$26,003

Reserve to loans held for investment (2)	1.07%		1.04%		.97%		.95%		.79%
Reserve to average loans held for investment (2)	1.08%		1.07%		.98%		.98%		.81%
Net charge-offs to average loans (1) (2)	.15%		.40%		.29%		.30%		.01%
Net charge-offs to average loans for last twelve months(1) (2)	.28%		.25%		.16%		.07%		.02%
Provision for loan losses to average loans (1) (2)	.42%		.89%		.43%		1.11%		.25%

Non-performing loans:
Loans past due 90 days and still accruing (3) (4)	$2,970		$22,763		$5,199		$4,147		$4,356
Non-accrual (4)	46,579		16,753		13,564		21,385		8,690

Total	$49,549		$39,516		$18,763		$25,532		$13,046

Other real estate owned	$5,792		$5,615		$3,126		$2,671		$501

Reserve to non-performing loans	.8	x	1.0	x	1.8	x	1.3	x	2.0	x
Reserve to non-accrual loans	.9	x	2.3	x	2.5	x	1.5	x	3.0	x
Reserve to non-performing assets	.7	x	.9	x	1.6	x	1.2	x	1.9	x
Non-accrual loans to loans (2)	1.21%		.45%		.39%		.62%		.26%
Loans past due 90 days to loans (2)	.08%		.61%		.15%		.12%		.13%
Non-performing loans to loans (2)	1.29%		1.07%		.54%		.74%		.40%

(1)	Interim period ratios are annualized.

(2)	Excludes loans held for sale.

(3)	At September 30, 2008, loans past due 90 days and still accruing includes premium finance loans of $2.1 million. These loans are primarily secured by obligations of insurance carriers to refund premiums on cancelled insurance policies. The refund of premiums from the insurance carriers can take 180 days or longer from the cancellation date.

(4)	Non-performing assets include $4.4 million of mortgage warehouse loans.

TEXAS CAPITAL BANCSHARES, INC.
CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)
(Dollars in thousands)

	3rd Quarter	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter
	2008	2008	2008	2007	2007

Interest income
Interest and fees on loans	$57,909	$56,389	$61,897	$68,752	$70,719
Securities	4,281	4,550	4,860	5,191	5,395
Federal funds sold	40	61	40	65	12
Deposits in other banks	10	8	12	10	14

Total interest income	62,240	61,008	66,809	74,018	76,140
Interest expense
Deposits	18,338	16,715	21,724	27,934	32,690
Federal funds purchased	2,273	1,963	2,950	3,580	3,554
Repurchase agreements	86	54	322	76	175
Other borrowings	1,791	2,652	3,327	2,838	1,102
Trust preferred subordinated debentures	1,486	1,464	1,887	2,059	2,088

Total interest expense	23,974	22,848	30,210	36,487	39,609

Net interest income	38,266	38,160	36,599	37,531	36,531
Provision for loan losses	4,000	8,000	3,750	9,300	2,000

Net interest income after provision for loan losses	34,266	30,160	32,849	28,231	34,531
Non-interest income
Service charges on deposit accounts	1,161	1,288	1,117	1,156	1,089
Trust fee income	1,234	1,206	1,216	1,238	1,182
Bank owned life insurance (BOLI) income	299	315	311	311	288
Brokered loan fees	1,024	671	473	365	452
Equipment rental income	1,487	1,510	1,516	1,605	1,581
Other	(320)	962	1,050	205	283

Total non-interest income	4,885	5,952	5,683	4,880	4,875
Non-interest expense
Salaries and employee benefits	16,039	15,369	15,342	12,035	15,254
Net occupancy expense	2,300	2,432	2,365	2,161	2,194
Leased equipment depreciation	1,153	1,179	1,193	1,236	1,311
Marketing	521	649	677	850	669
Legal and professional	2,338	2,665	1,826	2,043	1,799
Communications and data processing	804	770	854	838	849
Other	4,520	4,192	4,020	4,043	3,818

Total non-interest expense	27,675	27,256	26,277	23,206	25,894

Income from continuing operations before income taxes	11,476	8,856	12,255	9,905	13,512
Income tax expense	3,911	3,056	4,225	3,367	4,668

Income from continuing operations	7,565	5,800	8,030	6,538	8,844
Loss from discontinued operations (after-tax)	(252)	(116)	(148)	(1,185)	(602)

Net income	$7,313	$5,684	$7,882	$5,353	$8,242

TEXAS CAPITAL BANCSHARES, INC.
QUARTERLY FINANCIAL SUMMARY — UNAUDITED
Consolidated Daily Average Balances, Average Yields and Rates
Continuing Operations
(Dollars in thousands)

	3rd Quarter 2008			2nd Quarter 2008			1st Quarter 2008			4th Quarter 2007			3rd Quarter 2007
	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/	Average	Revenue/	Yield/
	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate	Balance	Expense (1)	Rate

Assets
Securities — Taxable	$325,317	$3,852	4.71%	$356,445	$4,114	4.64%	$380,257	$4,424	4.68%	$402,240	$4,755	4.69%	$416,092	$4,959	4.73%
Securities — Non-taxable(2)	47,271	660	5.55%	48,129	671	5.61%	48,144	671	5.61%	48,158	671	5.53%	48,173	671	5.53%
Federal funds sold	8,001	40	1.99%	11,127	61	2.20%	4,714	40	3.41%	5,495	65	4.69%	885	12	5.38%
Deposits in other banks	2,554	10	1.56%	1,103	8	2.92%	1,251	12	3.86%	1,121	10	3.54%	1,217	14	4.56%
Loans held for sale	288,103	4,137	5.78%	246,026	3,654	5.97%	171,672	2,610	6.11%	122,205	1,872	6.08%	150,031	2,618	6.92%
Loans held for investment	3,781,289	53,772	5.66%	3,597,342	52,735	5.90%	3,483,840	59,287	6.84%	3,337,968	66,880	7.95%	3,195,480	68,101	8.46%
Less reserve for loan losses	38,180	—	—	33,181	—	—	33,519	—	—	25,958	—	—	24,065	—	—

Loans, net of reserve	4,031,212	57,909	5.71%	3,810,187	56,389	5.95%	3,621,993	61,897	6.87%	3,434,215	68,752	7.94%	3,321,446	70,719	8.45%

Total earning assets	4,414,355	62,471	5.63%	4,226,991	61,243	5.83%	4,056,359	67,044	6.65%	3,891,229	74,253	7.57%	3,787,813	76,375	8.00%
Cash and other assets	201,589			198,946			207,595			215,853			204,859

Total assets	$4,615,944			$4,425,937			$4,263,954			$4,107,082			$3,992,672

Liabilities and Stockholders’ Equity
Transaction deposits	$103,905	$122	0.47%	$111,587	$129	0.46%	$108,349	$145	0.54%	$97,798	$166	0.67%	$95,870	$239	0.99%
Savings deposits	778,956	3,371	1.72%	840,933	3,563	1.70%	790,185	5,118	2.61%	859,914	8,127	3.75%	848,760	9,393	4.39%
Time deposits	1,275,798	10,524	3.28%	930,698	8,345	3.61%	727,494	7,875	4.35%	624,509	7,734	4.91%	760,511	9,877	5.15%
Deposits in foreign branches	720,211	4,321	2.39%	755,593	4,678	2.49%	956,603	8,586	3.61%	1,049,645	11,907	4.50%	1,037,813	13,181	5.04%

Total interest bearing deposits	2,878,870	18,338	2.53%	2,638,811	16,715	2.55%	2,582,631	21,724	3.38%	2,631,866	27,934	4.21%	2,742,954	32,690	4.73%
Other borrowings	709,157	4,150	2.33%	830,482	4,669	2.26%	773,149	6,599	3.43%	560,523	6,494	4.60%	368,824	4,831	5.20%
Trust preferred subordinated debentures	113,406	1,486	5.21%	113,406	1,464	5.19%	113,406	1,887	6.69%	113,406	2,059	7.20%	113,406	2,088	7.30%

Total interest bearing liabilities	3,701,433	23,974	2.58%	3,582,699	22,848	2.56%	3,469,186	30,210	3.50%	3,305,795	36,487	4.38%	3,225,184	39,609	4.87%
Demand deposits	567,914			513,327			469,299			485,211			469,610
Other liabilities	16,452			14,613			22,071			23,999			22,173
Stockholders’ equity	330,145			315,298			303,398			292,076			275,705

Total liabilities and stockholders’ equity	$4,615,944			$4,425,937			$4,263,954			$4,107,082			$3,992,672

Net interest income		$38,497			$38,395			$36,834			$37,766			$36,766
Net interest margin			3.47%			3.65%			3.65%			3.85%			3.85%

(1)	The loan averages include loans on which the accrual of interest has been discontinued and are stated net of unearned income.

(2)	Taxable equivalent rates used where applicable.